FIS Biblically Responsible Risk Managed ETF PRAY

a series of SHP ETF Trust (the “Trust”)

Supplement dated April 21, 2023

to the Fund’s Summary Prospectus and Prospectus dated September 28, 2022, and Statement of Additional Information (“SAI”) dated September 28, 2022 as supplemented February 1, 2023

On April 10, 2023, The Steven T. Nelson and Kristen L. Nelson Joint Revocable Trust DTD 01/08/2001 purchased the voting interests in Faith Investor Services, LLC (the “Adviser”), the investment adviser to the FIS Biblically Responsible Risk Managed ETF (the “Fund”), a series of the Trust, held by Slate Hill Partners, LLC (the “Transaction”).

The Transaction was deemed to have caused an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment advisory agreement between the Fund and the Adviser (the “Former Advisory Agreement”), and the sub-advisory agreement between the Adviser and Capital Insight Partners, LLC (“CIP”) consequently terminated because of this assignment (the “Former Sub-Advisory Agreement”). The Board of Trustees of the Trust recently approved an interim investment advisory agreement between the Fund and the Adviser, and an interim investment sub-advisory agreement between the Adviser and CIP. Each interim agreement become effective at the closing of the Transaction and continues in effect for a maximum period of 150 days. Furthermore, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and a new investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”) that will each be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval. The New Advisory Agreement and New Sub-Advisory Agreement will be substantially similar to the Former Advisory Agreement and Former Sub-Advisory Agreement, respectively. The Transaction is not expected to impact the day-to-day operations of the Fund, and the portfolio managers of the Fund will remain the same. Michael Skillman continues in his role as Chief Executive Officer of the Adviser.

A special shareholder meeting of the Fund to vote on a proposal to approve the New Advisory Agreement and New Sub-Advisory Agreement is expected to be held on May 25, 2023. There can be no assurance that the shareholders of the Fund will vote to approve the New Advisory Agreement or the New Sub-Advisory Agreement. No shareholder action is necessary at this time.  More detailed information will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote.  This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

The Adviser is an exchange-traded fund provider dedicated to delivering faith-based ETFs offering investors access to investments that align with their religious beliefs. The Adviser currently offers two funds, the FIS Biblically Responsible Risk Managed ETF and FIS Knights of Columbus Global Belief ETF.

This Supplement, dated April 21, 2023, the Fund’s Summary Prospectus, Prospectus, and SAI, dated September 28, 2022, and supplement to the SAI dated February 1, 2023, provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus, SAI, and SAI Supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling (800) 617-0004.